SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): July 23, 1998

                          WEBSTER FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

          DELAWARE                       0-15213                 06-1187536
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

                   WEBSTER PLAZA, WATERBURY, CONNECTICUT 06702
                    (Address of principal executive offices)
       Registrant's telephone number, including area code: (203) 753-2921

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

        Filed as Exhibit 99.1 are Selected Financial Data, Management's Discussion and Analysis of Financial Condition and Results of Operations, Consolidated Financial Statements and other Annual Report data of Webster Financial Corporation restated to reflect the acquisition by merger of Eagle Financial Corp. which was accounted for as a pooling of interests. The consolidated financial statements of Webster Financial Corporation are restated for periods prior to the date of the acquisition.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits.

         23.1     Consent of KPMG Peat Marwick LLP.

         99.1 Webster Financial Corporation Restated Selected Financial Data, Management's Discussion and Analysis of Financial Condition and Results of Operations, Financial Statements and other Annual Report data.

         27       Financial Data Schedules

         27.1     Restated Financial Data Schedule

         27.2     Restated Financial Data Schedule

         27.3     Restated Financial Data Schedule



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           WEBSTER FINANCIAL CORPORATION
                                           (Registrant)

                                           /s/ John V. Brennan
                                           -------------------------------------
                                           John V. Brennan
                                           Executive Vice President,
                                           Chief Financial Officer, Treasurer,
                                           Principal Financial Officer,
                                           Principal Accounting Officer


Date: July 23, 1998

                  EXHIBIT INDEX

         23.1     Consent of KPMG Peat Marwick LLP.

         27       Restated Financial Data Schedules

         27.1     Restated Financial Data Schedule

         27.2     Restated Financial Data Schedule

         27.3     Restated Financial Data Schedule

         99.1 Webster Financial Corporation Restated Selected Financial Data, Management's Discussion and Analysis of Financial Condition and Results of Operations, Financial Statements and other Annual Report data.